                                                     Exhibit 10(e)

             SEVENTH AMENDMENT TO REVOLVING CREDIT
                    AND TERM LOAN AGREEMENT


THIS SEVENTH AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT ("Seventh Amendment"), dated as of June 20, 1994, among 1st FRANKLIN FINANCIAL CORPORATION (formerly called "FRANKLIN DISCOUNT COMPANY"), a Georgia corporation, as Borrower (the "Company"), CORESTATES BANK, N.A.*, a national banking association (formerly called the Philadephia National Bank) ("PNB"), NATIONAL WESTMINSTER BANK USA, a national banking association ("NatWest"), SOUTHTRUST BANK OF GEORGIA, N.A., a national banking association , as assignee of First American Bank of Georgia, N.A. ("SouthTrust"), and HARRIS TRUST AND SAVINGS BANK, an Illinois banking corporation ("Harris"), as lenders (collectively, the "Banks"), and CORESTATES BANK, N.A., a national banking association, as Agent for the Banks (in such capacity, the "Agent"),

                      W I T N E S S E T H:

WHEREAS the Company, PNB, NatWest, United States Trust Company of New York, a New York banking corporation ("U.S. Trust") and the Agent entered into a Revolving Credit and Term Loan Agreement dated as of October 1, 1985, as amended, by an Amendment to Revolving Credit and Term Loan Agreement dated as of November 10, 1986 pursuant to which each said bank agreed to make Loans to the Company as set forth therein; and

WHEREAS, U.S. Trust sold and assigned all of its right, title and interest in and to its Loans under said Credit Agreement as so amended to Dai-Ichi Kangyo Bank, Ltd. which, pursuant to the Second Amendment, Assignment and Assumption Agreement dated March 1, 1988 to said Revolving Credit and Term Loan Agreement, sold, assigned and transferred all of its right, title and interest in its Loans under said Revolving Credit and Term Loan Agreement to First American Bank of Georgia, N.A. ("FAB Georgia"); and

WHEREAS, SouthTrust is the assignee of FAB Georgia's right, title and interest in its Loans under said Revolving Credit and Term Loan Agreement; and

WHEREAS, said Revolving Credit and Term Loan Agreement was further amended and extended by a Third Amendment to Revolving Credit and Term Loan Agreement dated as of August 31, 1989, a Fourth Amendment to Revolving Credit and Term Loan Agreement dated as of May 1, 1990, a Fifth Amendment and Extension Agreement dated as of April 23, 1992 and a Sixth Amendment to Revolving Credit and Term Loan Agreement dated as of July 20, 1992 (the "Sixth Amendment"); and

WHEREAS, Harris was added as a lender under said Revolving Credit and Term Loan Agreement pursuant to the Sixth Amendment (said Revolving Credit and Term Loan Agreement as amended and extended, being referred to herein as the "Credit Agreement"); and


-------------------------

* CoreStates Bank, N.A. also conducts business as Philadelphia National Bank, as CoreStates First Pennsylvania Bank and as CoreStates Hamilton Bank

WHEREAS, the Company, the Banks and the Agent desire to make certain amendments to the Credit Agreement to extend the final termination date of the Credit Agreement and the Banks' Commitments to December 31, 1999 and to add an agreement relating to waiver of jury trial, all as more particularly set forth herein;

NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the Company, the Banks and the Agent hereby agree as follows:

     1. All capitalized terms used herein and not otherwise defined herein shall have the meanings given such terms in the Credit Agreement.

     2. The Company, the Banks and the Agent agree that, unless the Banks' Commitments are terminated sooner in accordance with
          Section 2.07 of the Credit Agreement, the termination date of the Credit Agreement and of all of the Banks' Commitments thereunder is hereby extended to be December 31, 1999. To that end, the Credit Agreement is hereby amended as follows:

          (a)  The defined term "Commitment Termination Date" set forth in
               Section 1.01 of the Credit Agreement, relating to Certain Defined Terms, is hereby amended to read in its entirety as follows:

                    "Commitment Termination Date" shall mean June 30 in any year in which a written notice of termination is given as provided in Section 2.07, but if no such notice is given, then December 31, 1999.

          (b) Section 2.07(c) of the Credit Agreement is hereby amended to read in its entirety as follows:

          (c) Termination of Commitment. Notwithstanding anything herein contained to the contrary, unless the Banks and the Company otherwise agree in writing, the Company's right to borrow funds hereunder shall terminate, and the outstanding balance of the Loans shall be paid in full, on December 31, 1999.

     3. The Company hereby agrees to execute and deliver to the Agent a Third Amended and Restated Revolving Credit Note substantially in the form of Exhibit A-1 hereto payable to the order of each of PNB, NatWest and SouthTrust and a First Amended and Restated Revolving Credit Note substantially in the form of Exhibit A-2 hereto payable to the order of Harris, evidencing the Loans to be made by the Banks to the Company in the amount of the Commitment of each Bank and Harris, as amended hereby. The term "Notes" as defined and used in the Agreement and as used herein shall, from and after the date hereof, mean said Third Amended and Restated Revolving Credit Notes and said First Amended and Restated Revolving Credit Note, as said Notes may from time to time be issued, amended, extended or supplemented.

     4. To induce the Banks and the Agent to enter into this Seventh Amendment, the Company represents and warrants to each Bank and to the Agent as follows:

          (a) The Company has taken all corporate action necessary to authorize the execution, delivery and performance of this Seventh Amendment, the Third Amended Revolving Credit Notes payable to the order of PNB, NatWest and SouthTrust and the First Amended and Restated Revolving Credit Note payable to the order of Harris. This Seventh Amendment and said Notes are, or when executed by the Company and delivered to the Agent will be, duly executed and constitute the valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms. The Company hereby ratifies and confirms the representations and warranties of the Company set forth in
               Article 3 of the Credit Agreement as being true and correct on the date hereof, as brought current pursuant to Section 10(a) of the Sixth Amendment; provided that the representations and warranties which refer to the Form 10-K shall be deemed to refer to the Company's most recent Form 10-K filed by the Company with the Security and Exchange Commission and the representations and warranties which refer to financial statements of the Company and the Parent shall be deemed to refer to the most recent financial statements furnished by the Company and the Parent to the Banks.

     5. To further induce the Banks and the Agent to enter in to this Seventh Amendment, the Company agrees with the Banks and the Agent as follows:

               WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF OR RELATED TO THE CREDIT AGREEMENT AS AMENDED BY THIS SEVENTH AMENDMENT, THE NOTES OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

     6. The effectiveness of this Seventh Amendment is subject to the fulfillment of the conditions precedent to all Loans set forth in
          Section 4.02 of the Credit Agreement and to the following conditions precedent:

          (a) The Agent shall have received from Messrs. Jones, Day, Reavis and Pogue, counsel to the Company, five executed copies of their opinion dated the date of this Seventh Amendment, addressed to each of the Banks in care of the Agent and substantially in the form annexed hereto as Exhibit B;

          (b) The Agent shall have received one Note (in the form of Exhibit A-1 hereto annexed) for each Bank except Harris and one Note (in the form of Exhibit A-2 hereto annexed) for Harris, all dated the date of this Seventh Amendment and duly executed by the Company;

          (c) The Agent shall have received five copies of a Confirmation of Guaranty substantially in the form of Exhibit C hereto annexed (the "Confirmation") each dated the date of this Seventh Amendment and duly executed by the Parent;

          (d) The Agent shall have received five certified copies of resolutions of the Boards of Directors of the Parent and the Company, respectively, authorizing the execution, delivery and performance by the Parent of the Confirmation and by the Company of this Seventh Amendment and the Notes and the borrowings hereunder, which certificates shall state that said resolutions are in full force and effect without modification on the date of such certification.

     7. All other terms and conditions of the Credit Agreement shall remain unchanged and are hereby ratified and confirmed.



IN WITNESS WHEREOF, the undersigned have caused this Seventh Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written in several counterparts, each of which is an original and all of which are identical, and each of the counterparts hereof so executed shall for all purposes be deemed to be an original.

                                1st FRANKLIN FINANCIAL CORPORATION

                                By:      A. Roger Guimond
                                       ----------------------
                                       Vice President and CFO



CORESTATES BANK, N.A. as      SOUTHTRUST BANK OF GEORGIA, N.A.
     a Bank and as Agent

By   William E. Musselman          By    Kenneth E. Davis
     --------------------                ----------------
           A.V.P                                V.P.



NATIONAL WESTMINSTER BANK          HARRIS TRUST AND SAVINGS BANK
     USA

By    Mark Sicinski                By     Jerome P. Crokin
      -------------                       ----------------
           A.V.P                          V.P.

EXHIBIT A-1

                 Third Amended and Restated
   Revolving Credit Note



$___________________                    Philadelphia, Pennsylvania
                                                     June 20, 1994

FOR VALUE RECEIVED, 1st FRANKLIN FINANCIAL CORPORATION, a Georgia corporation (the "Company"), promises to pay to the order of [_______________________] (the "Bank"), at the office of CoreStates Bank, N.A., as Agent, at Broad and Chestnut Streets, Philadelphia, Pennsylvania 19107 in lawful money of the United States of America, in Immediately Available Funds, on the first to occur of December 31, 1999 or the January 1 following a "Commitment Termination Date" as defined in the Agreement hereinafter referred to, the sum of ____________ Million Dollars ($_______________) or the amount outstanding on said date of all Loans made by the Bank to the Company pursuant to Section 2.01 of the Agreement hereinafter referred to, as conclusively evidenced by written endorsement with respect thereto by an officer of the Bank upon the Schedule hereto annexed, whichever is less.

The Company shall also pay to the Bank interest (computed on the basis of the actual number of days elapsed in a year of 360 days) on the unpaid principal amount hereof in like money, on the last business day of each June, September, December and March, in each year, commencing on the first of such dates after the date hereof, and at maturity until payment in full at a rate per annum, determined daily, equal to one quarter of one percentage point above the rate of interest for loans established and publicly announced in Philadelphia from time to time by CoreStates Bank, N.A. as its "Prime Rate" (the "Prime Rate"). Interest shall be payable on any overdue amount of principal at a rate per annum equal to two percentage points above the Prime Rate. Each change in the rate of interest hereon due to a change in the Prime Rate shall be effective on the effective date of such change in the Prime Rate, but in no event shall interest be payable at a rate higher than that permitted by applicable law. The undersigned also agrees to pay the Facility Service Fee and the Agents's fee described in the Agreement hereinafter referred to.

The outstanding principal balance of this Note may be prepaid by the Company, in whole or in part, at any time or from time to time, but any partial prepayment shall not be less than the minimum amount provided in
Section 2.01(a) of the Agreement hereinafter referred to.

As used herein, the term "business day" shall mean a day other than a Saturday, Sunday or legal bank holiday under the laws of the States of Pennsylvania or New York, and the term "Immediately Available Funds" shall mean funds which are available for immediate use by the Bank at the Bank's office hereinabove set forth not later that the due date of such payment.

This Note is one of the Notes issued pursuant to Paragraph 3 of a certain Seventh Amendment to Revolving Credit and Term Loan Agreement dated as of June 20, 1994 among the Company, CoreStates Bank, N.A., National Westminster Bank USA, SouthTrust Bank of Georgia, N.A., Harris Trust and Savings Bank and CoreStates Bank, N.A., as Agent, which amends a certain Credit Agreement dated as of October 1, 1985 among the Company, CoreStates Bank, N.A., National Westminster Bank USA, United States Trust Company of New York (predecessor by way of assignment to SouthTrust Bank of Georgia, N.A.) and CoreStates Bank, N.A., as Agent, as amended (herein, together with said Seventh Amendment, all other prior amendments thereto and any amendments which may hereafter be made thereto, called the "Agreement"). Upon the occurrence of any one or more of the Events of Default specified in the Agreement, the amounts then remaining unpaid on this Note may be declared to be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company, and the Company shall be further obligated to reimburse the holder hereof for all reasonable out-of-pocket expenses of the holder in enforcing or attempting to enforce this Note, all as provided in the Agreement.

This Note replaces and supersedes but does not extinguish the Company's liabilities and outstanding obligations under the Company's
$_______________________ Second Amended and Restated Revolving Credit Note dated July 20, 1992 to the order of the Bank.

This Note and all rights and obligations hereunder shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.


                                1st FRANKLIN FINANCIAL CORPORATION


                                By  ______________________________
                                                             Title

            Schedule of Loans and Principal Payments


                                                   Name of
                                        Unpaid      Person
        Amount of      Amount of       Principal    Making
Date      Loan      Principal Paid      Balance    Notation

EXHIBIT A-2

        First Amended and Restated Revolving Credit Note



$5,000,000                              Philadelphia, Pennsylvania
                                                     June 20, 1994

FOR VALUE RECEIVED, 1st FRANKLIN FINANCIAL CORPORATION, a Georgia corporation (the "Company"), promises to pay to the order of HARRIS TRUST AND SAVINGS BANK, an Illinois banking corporation (the "Bank"), at the office of CoreStates Bank, N.A., as Agent, at Broad and Chestnut Streets, Philadelphia, Pennsylvania 19107 in lawful money of the United States of America, in Immediately Available Funds, on the first to occur of December 31, 1999 or the January 1 following a "Commitment Termination Date" as defined in the Agreement hereinafter referred to, the sum of Five Million Dollars ($5,000,000) or the amount outstanding on said date of all Loans made by the Bank to the Company pursuant to Section 2.01 of the Agreement hereinafter referred to, as conclusively evidenced by written endorsement with respect thereto by an officer of the Bank upon the Schedule hereto annexed, whichever is less.

The Company shall also pay to the Bank interest (computed on the basis of the actual number of days elapsed in a year of 360 days) on the unpaid principal amount hereof in like money, on the last business day of each June, September, December and March, in each year, commencing on the first of such dates after the date hereof, and at maturity until payment in full at a rate per annum, determined daily, equal to one quarter of one percentage point above the rate of interest for loans established and publicly announced in Philadelphia from time to time by CoreStates Bank, N.A. as its "Prime Rate" (the "Prime Rate"). Interest shall be payable on any overdue amount of principal at a rate per annum equal to two percentage points above the Prime Rate. Each change in the rate of interest hereon due to a change in the Prime Rate shall be effective on the effective date of such change in the Prime Rate, but in no event shall interest be payable at a rate higher than that permitted by applicable law. The undersigned also agrees to pay the Facility Service Fee and the Agents's fee described in the Agreement hereinafter referred to.

The outstanding principal balance of this Note may be prepaid by the Company, in whole or in part, at any time or from time to time, but any partial prepayment shall not be less than the minimum amount provided in
Section 2.01(a) of the Agreement hereinafter referred to.

As used herein, the term "business day" shall mean a day other than a Saturday, Sunday or legal bank holiday under the laws of the States of Pennsylvania or New York, and the term "Immediately Available Funds" shall mean funds which are available for immediate use by the Bank at the Bank's office hereinabove set forth not later that the due date of such payment.

This Note is one of the Notes issued pursuant to Paragraph 3 of a certain Seventh Amendment to Revolving Credit and Term Loan Agreement dated as of June 20, 1994 among the Company, CoreStates Bank, N.A., National Westminster Bank USA, SouthTrust Bank of Georgia, N.A., Harris Trust and Savings Bank and CoreStates Bank, N.A., as Agent, which amends a certain Credit Agreement dated as of October 1, 1985 among the Company, CoreStates Bank, N.A., National Westminster Bank USA, United States Trust Company of New York (predecessor by way of assignment to SouthTrust Bank of Georgia, N.A.) and CoreStates Bank, N.A., as Agent, as amended (herein, together with said Seventh Amendment, all other prior amendments thereto and any amendments which may hereafter be made thereto, called the "Agreement"). Upon the occurrence of any one or more of the Events of Default specified in the Agreement, the amounts then remaining unpaid on this Note may be declared to be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company, and the Company shall be further obligated to reimburse the holder hereof for all reasonable out-of-pocket expenses of the holder in enforcing or attempting to enforce this Note, all as provided in the Agreement.

This Note replaces and supersedes but does not extinguish the Company's liabilities and outstanding obligations under the Company's $5,000,000 Revolving Credit Note dated July 20, 1992 to the order of the Bank.

This Note and all rights and obligations hereunder shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.


                                1st FRANKLIN FINANCIAL CORPORATION


                                By  ______________________________
                                                             Title

            Schedule of Loans and Principal Payments


                                                   Name of
                                        Unpaid      Person
        Amount of      Amount of       Principal    Making
Date      Loan      Principal Paid      Balance    Notation

Third Amended and Restated
Revolving Credit Note



$6,000,000                              Philadelphia, Pennsylvania
                                                     June 20, 1994

FOR VALUE RECEIVED, 1st FRANKLIN FINANCIAL CORPORATION, a Georgia corporation (the "Company"), promises to pay to the order of CORESTATES BANK, N.A., a national banking association (the "Bank"), at the office of CoreStates Bank, N.A., as Agent, at Broad and Chestnut Streets, Philadelphia, Pennsylvania 19107 in lawful money of the United States of America, in Immediately Available Funds, on the first to occur of December 31, 1999 or the January 1 following a "Commitment Termination Date" as defined in the Agreement hereinafter referred to, the sum of Six Million Dollars ($6,000,000) or the amount outstanding on said date of all Loans made by the Bank to the Company pursuant to Section 2.01 of the Agreement hereinafter referred to, as conclusively evidenced by written endorsement with respect thereto by an officer of the Bank upon the Schedule hereto annexed, whichever is less.

The Company shall also pay to the Bank interest (computed on the basis of the actual number of days elapsed in a year of 360 days) on the unpaid principal amount hereof in like money, on the last business day of each June, September, December and March, in each year, commencing on the first of such dates after the date hereof, and at maturity until payment in full at a rate per annum, determined daily, equal to one quarter of one percentage point above the rate of interest for loans established and publicly announced in Philadelphia from time to time by CoreStates Bank, N.A. as its "Prime Rate" (the "Prime Rate"). Interest shall be payable on any overdue amount of principal at a rate per annum equal to two percentage points above the Prime Rate. Each change in the rate of interest hereon due to a change in the Prime Rate shall be effective on the effective date of such change in the Prime Rate, but in no event shall interest be payable at a rate higher than that permitted by applicable law. The undersigned also agrees to pay the Facility Service Fee and the Agents's fee described in the Agreement hereinafter referred to.

The outstanding principal balance of this Note may be prepaid by the Company, in whole or in part, at any time or from time to time, but any partial prepayment shall not be less than the minimum amount provided in
Section 2.01(a) of the Agreement hereinafter referred to.

As used herein, the term "business day" shall mean a day other than a Saturday, Sunday or legal bank holiday under the laws of the States of Pennsylvania or New York, and the term "Immediately Available Funds" shall mean funds which are available for immediate use by the Bank at the Bank's office hereinabove set forth not later that the due date of such payment.

This Note is one of the Notes issued pursuant to Paragraph 3 of a certain Seventh Amendment to Revolving Credit and Term Loan Agreement dated as of June 20, 1994 among the Company, CoreStates Bank, N.A., National Westminster Bank USA, SouthTrust Bank of Georgia, N.A., Harris Trust and Savings Bank and CoreStates Bank, N.A., as Agent, which amends a certain Credit Agreement dated as of October 1, 1985 among the Company, CoreStates Bank, N.A., National Westminster Bank USA, United States Trust Company of New York (predecessor by way of assignment to SouthTrust Bank of Georgia, N.A.) and CoreStates Bank, N.A., as Agent, as amended (herein, together with said Seventh Amendment, all other prior amendments thereto and any amendments which may hereafter be made thereto, called the "Agreement"). Upon the occurrence of any one or more of the Events of Default specified in the Agreement, the amounts then remaining unpaid on this Note may be declared to be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company, and the Company shall be further obligated to reimburse the holder hereof for all reasonable out-of-pocket expenses of the holder in enforcing or attempting to enforce this Note, all as provided in the Agreement.

This Note replaces and supersedes but does not extinguish the Company's liabilities and outstanding obligations under the Company's $6,000,000 Revolving Credit Note dated July 20, 1992 to the order of the Bank.

This Note and all rights and obligations hereunder shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.


                                1st FRANKLIN FINANCIAL CORPORATION


                                By      A. Roger Guimond
                                      Vice President and CFO

            Schedule of Loans and Principal Payments


                                                   Name of
                                        Unpaid      Person
        Amount of      Amount of       Principal    Making
Date      Loan      Principal Paid      Balance    Notation

Third Amended and Restated
Revolving Credit Note



$5,000,000                              Philadelphia, Pennsylvania
                                                     June 20, 1994

FOR VALUE RECEIVED, 1st FRANKLIN FINANCIAL CORPORATION, a Georgia corporation (the "Company"), promises to pay to the order of SOUTHTRUST BANK OF GEORGIA, N.A., a national banking association (as assignee of First American Bank of Georgia, N.A.)(the "Bank"), at the office of CoreStates Bank, N.A., as Agent, at Broad and Chestnut Streets, Philadelphia, Pennsylvania 19107 in lawful money of the United States of America, in Immediately Available Funds, on the first to occur of December 31, 1999 or the January 1 following a "Commitment Termination Date" as defined in the Agreement hereinafter referred to, the sum of Five Million Dollars ($5,000,000) or the amount outstanding on said date of all Loans made by the Bank to the Company pursuant to Section 2.01 of the Agreement hereinafter referred to, as conclusively evidenced by written endorsement with respect thereto by an officer of the Bank upon the Schedule hereto annexed, whichever is less.

The Company shall also pay to the Bank interest (computed on the basis of the actual number of days elapsed in a year of 360 days) on the unpaid principal amount hereof in like money, on the last business day of each June, September, December and March, in each year, commencing on the first of such dates after the date hereof, and at maturity until payment in full at a rate per annum, determined daily, equal to one quarter of one percentage point above the rate of interest for loans established and publicly announced in Philadelphia from time to time by CoreStates Bank, N.A. as its "Prime Rate" (the "Prime Rate"). Interest shall be payable on any overdue amount of principal at a rate per annum equal to two percentage points above the Prime Rate. Each change in the rate of interest hereon due to a change in the Prime Rate shall be effective on the effective date of such change in the Prime Rate, but in no event shall interest be payable at a rate higher than that permitted by applicable law. The undersigned also agrees to pay the Facility Service Fee and the Agents's fee described in the Agreement hereinafter referred to.

The outstanding principal balance of this Note may be prepaid by the Company, in whole or in part, at any time or from time to time, but any partial prepayment shall not be less than the minimum amount provided in
Section 2.01(a) of the Agreement hereinafter referred to.

As used herein, the term "business day" shall mean a day other than a Saturday, Sunday or legal bank holiday under the laws of the States of Pennsylvania or New York, and the term "Immediately Available Funds" shall mean funds which are available for immediate use by the Bank at the Bank's office hereinabove set forth not later that the due date of such payment.

This Note is one of the Notes issued pursuant to Paragraph 3 of a certain Seventh Amendment to Revolving Credit and Term Loan Agreement dated as of June 20, 1994 among the Company, CoreStates Bank, N.A., National Westminster Bank USA, SouthTrust Bank of Georgia, N.A., Harris Trust and Savings Bank and CoreStates Bank, N.A., as Agent, which amends a certain Credit Agreement dated as of October 1, 1985 among the Company, CoreStates Bank, N.A., National Westminster Bank USA, United States Trust Company of New York (predecessor by way of assignment to SouthTrust Bank of Georgia, N.A.) and CoreStates Bank, N.A., as Agent, as amended (herein, together with said Seventh Amendment, all other prior amendments thereto and any amendments which may hereafter be made thereto, called the "Agreement"). Upon the occurrence of any one or more of the Events of Default specified in the Agreement, the amounts then remaining unpaid on this Note may be declared to be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company, and the Company shall be further obligated to reimburse the holder hereof for all reasonable out-of-pocket expenses of the holder in enforcing or attempting to enforce this Note, all as provided in the Agreement.

This Note replaces and supersedes but does not extinguish the Company's liabilities and outstanding obligations under the Company's $5,000,000 Revolving Credit Note dated July 20, 1992 to the order of the Bank.

This Note and all rights and obligations hereunder shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.


                                1st FRANKLIN FINANCIAL CORPORATION


                                By      A. Roger Guimond
                                      Vice President and CFO

            Schedule of Loans and Principal Payments


                                                   Name of
                                        Unpaid      Person
        Amount of      Amount of       Principal    Making
Date      Loan      Principal Paid      Balance    Notation

Third Amended and Restated
Revolving Credit Note



$5,000,000                              Philadelphia, Pennsylvania
                                                     June 20, 1994

FOR VALUE RECEIVED, 1st FRANKLIN FINANCIAL CORPORATION, a Georgia corporation (the "Company"), promises to pay to the order of NATIONAL WESTMINSTER BANK USA, a national banking association (the "Bank"), at the office of CoreStates Bank, N.A., as Agent, at Broad and Chestnut Streets, Philadelphia, Pennsylvania 19107 in lawful money of the United States of America, in Immediately Available Funds, on the first to occur of December 31, 1999 or the January 1 following a "Commitment Termination Date" as defined in the Agreement hereinafter referred to, the sum of Five Million Dollars ($5,000,000) or the amount outstanding on said date of all Loans made by the Bank to the Company pursuant to Section 2.01 of the Agreement hereinafter referred to, as conclusively evidenced by written endorsement with respect thereto by an officer of the Bank upon the Schedule hereto annexed, whichever is less.

The Company shall also pay to the Bank interest (computed on the basis of the actual number of days elapsed in a year of 360 days) on the unpaid principal amount hereof in like money, on the last business day of each June, September, December and March, in each year, commencing on the first of such dates after the date hereof, and at maturity until payment in full at a rate per annum, determined daily, equal to one quarter of one percentage point above the rate of interest for loans established and publicly announced in Philadelphia from time to time by CoreStates Bank, N.A. as its "Prime Rate" (the "Prime Rate"). Interest shall be payable on any overdue amount of principal at a rate per annum equal to two percentage points above the Prime Rate. Each change in the rate of interest hereon due to a change in the Prime Rate shall be effective on the effective date of such change in the Prime Rate, but in no event shall interest be payable at a rate higher than that permitted by applicable law. The undersigned also agrees to pay the Facility Service Fee and the Agents's fee described in the Agreement hereinafter referred to.

The outstanding principal balance of this Note may be prepaid by the Company, in whole or in part, at any time or from time to time, but any partial prepayment shall not be less than the minimum amount provided in
Section 2.01(a) of the Agreement hereinafter referred to.

As used herein, the term "business day" shall mean a day other than a Saturday, Sunday or legal bank holiday under the laws of the States of Pennsylvania or New York, and the term "Immediately Available Funds" shall mean funds which are available for immediate use by the Bank at the Bank's office hereinabove set forth not later that the due date of such payment.

This Note is one of the Notes issued pursuant to Paragraph 3 of a certain Seventh Amendment to Revolving Credit and Term Loan Agreement dated as of June 20, 1994 among the Company, CoreStates Bank, N.A., National Westminster Bank USA, SouthTrust Bank of Georgia, N.A., Harris Trust and Savings Bank and CoreStates Bank, N.A., as Agent, which amends a certain Credit Agreement dated as of October 1, 1985 among the Company, CoreStates Bank, N.A., National Westminster Bank USA, United States Trust Company of New York (predecessor by way of assignment to SouthTrust Bank of Georgia, N.A.) and CoreStates Bank, N.A., as Agent, as amended (herein, together with said Seventh Amendment, all other prior amendments thereto and any amendments which may hereafter be made thereto, called the "Agreement"). Upon the occurrence of any one or more of the Events of Default specified in the Agreement, the amounts then remaining unpaid on this Note may be declared to be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company, and the Company shall be further obligated to reimburse the holder hereof for all reasonable out-of-pocket expenses of the holder in enforcing or attempting to enforce this Note, all as provided in the Agreement.

This Note replaces and supersedes but does not extinguish the Company's liabilities and outstanding obligations under the Company's $5,000,000 Revolving Credit Note dated July 20, 1992 to the order of the Bank.

This Note and all rights and obligations hereunder shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.


                                1st FRANKLIN FINANCIAL CORPORATION


                                By      A. Roger Guimond
                                      Vice President and CFO

            Schedule of Loans and Principal Payments


                                                   Name of
                                        Unpaid      Person
        Amount of      Amount of       Principal    Making
Date      Loan      Principal Paid      Balance    Notation

        First Amended and Restated Revolving Credit Note



$5,000,000                              Philadelphia, Pennsylvania
                                                     June 20, 1994

FOR VALUE RECEIVED, 1st FRANKLIN FINANCIAL CORPORATION, a Georgia corporation (the "Company"), promises to pay to the order of HARRIS TRUST AND SAVINGS BANK, an Illinois banking corporation (the "Bank"), at the office of CoreStates Bank, N.A., as Agent, at Broad and Chestnut Streets, Philadelphia, Pennsylvania 19107 in lawful money of the United States of America, in Immediately Available Funds, on the first to occur of December 31, 1999 or the January 1 following a "Commitment Termination Date" as defined in the Agreement hereinafter referred to, the sum of Five Million Dollars ($5,000,000) or the amount outstanding on said date of all Loans made by the Bank to the Company pursuant to Section 2.01 of the Agreement hereinafter referred to, as conclusively evidenced by written endorsement with respect thereto by an officer of the Bank upon the Schedule hereto annexed, whichever is less.

The Company shall also pay to the Bank interest (computed on the basis of the actual number of days elapsed in a year of 360 days) on the unpaid principal amount hereof in like money, on the last business day of each June, September, December and March, in each year, commencing on the first of such dates after the date hereof, and at maturity until payment in full at a rate per annum, determined daily, equal to one quarter of one percentage point above the rate of interest for loans established and publicly announced in Philadelphia from time to time by CoreStates Bank, N.A. as its "Prime Rate" (the "Prime Rate"). Interest shall be payable on any overdue amount of principal at a rate per annum equal to two percentage points above the Prime Rate. Each change in the rate of interest hereon due to a change in the Prime Rate shall be effective on the effective date of such change in the Prime Rate, but in no event shall interest be payable at a rate higher than that permitted by applicable law. The undersigned also agrees to pay the Facility Service Fee and the Agents's fee described in the Agreement hereinafter referred to.

The outstanding principal balance of this Note may be prepaid by the Company, in whole or in part, at any time or from time to time, but any partial prepayment shall not be less than the minimum amount provided in
Section 2.01(a) of the Agreement hereinafter referred to.

As used herein, the term "business day" shall mean a day other than a Saturday, Sunday or legal bank holiday under the laws of the States of Pennsylvania or New York, and the term "Immediately Available Funds" shall mean funds which are available for immediate use by the Bank at the Bank's office hereinabove set forth not later that the due date of such payment.

This Note is one of the Notes issued pursuant to Paragraph 3 of a certain Seventh Amendment to Revolving Credit and Term Loan Agreement dated as of June 20, 1994 among the Company, CoreStates Bank, N.A., National Westminster Bank USA, SouthTrust Bank of Georgia, N.A., Harris Trust and Savings Bank and CoreStates Bank, N.A., as Agent, which amends a certain Credit Agreement dated as of October 1, 1985 among the Company, CoreStates Bank, N.A., National Westminster Bank USA, United States Trust Company of New York (predecessor by way of assignment to SouthTrust Bank of Georgia, N.A.) and CoreStates Bank, N.A., as Agent, as amended (herein, together with said Seventh Amendment, all other prior amendments thereto and any amendments which may hereafter be made thereto, called the "Agreement"). Upon the occurrence of any one or more of the Events of Default specified in the Agreement, the amounts then remaining unpaid on this Note may be declared to be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company, and the Company shall be further obligated to reimburse the holder hereof for all reasonable out-of-pocket expenses of the holder in enforcing or attempting to enforce this Note, all as provided in the Agreement.

This Note replaces and supersedes but does not extinguish the Company's liabilities and outstanding obligations under the Company's $5,000,000 Revolving Credit Note dated July 20, 1992 to the order of the Bank.

This Note and all rights and obligations hereunder shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.


                                1st FRANKLIN FINANCIAL CORPORATION


                                By      A. Roger Guimond
                                      Vice President and CFO

            Schedule of Loans and Principal Payments


                                                   Name of
                                        Unpaid      Person
        Amount of      Amount of       Principal    Making
Date      Loan      Principal Paid      Balance    Notation

CONFIRMATION OF GUARANTY

     The undersigne, 1st FRANKLIN CORPORATION, a Georgia corporation as Guarantor under that certain Guaranty dated as of October 1, 1985, as previously confirmed, (the "Guaranty") given to United States Trust Company of New York (predecessor by way of assignment to SouthTrust Bank of Georgia, N.A.), CoreStates Bank, N.A. (formerly called The Philadelphia National
Bank). National Westminster Bank USA and Harris Trust and Savings Bank, to guaranty the payment of the Guaranteed Obligations due or to become due to the Bank of 1st Franklin Financial Corporation, a Georgia corporation, as Borrower,

     DOES HEREBY RATIFY AND CONFIRM the Guaranty and its guaranty contained therein of the Guaranteed Obligations, which term shall mean all amounts due or to become due to the Banks under the Agreement or the Notes, as the same have been or shall after the date hereof be amended, including without limitation the amemdments contained in (i) the Amendment to Revolving Credit and Term Loan Agreement dated as of November 10, 1986; (ii) the Second Amendment, Assignment and Assumption Agreement dated March 1, 1988; (iii) the Third Amendment to Revolving Credit and Term Loan Agreement dated as of August 31,1989 between the Borrower and the Banks; (iv) the Fourth Amendment and Extension Agreement dated as of May 1, 1990 between the Borrower and the Banks; (v) the Fifth Amendment and Extension Agreement dated as of April 23, 1992 between the Borrower and the Banks; (vi) the Sixth Amendment to Revolving Credit and Term Loan Agreement dated as of July 20, 1992 and;
(vii) the Seventh Amendment to Revolving Credit and Term Loan Agreement dated as of the date hereof between the Borrower, the Banks and the Agent.

     AND the Undersigned, as an inducement to the Banks and the Agent to enter into said Seventh Amendment, DOES HEREBY AGREE AS FOLLOWS:

     1.   WAIVER OF JURY TRIAL.     THE UNDERSIGNED HEREBY WAIVES, AND THE
          BANKS AND THE AGENT BY ACCEPTANCE HEREOF WAIVE, TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF OR RELATED TO THE GUARANTY OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

     All capitalized terms not otherwise defined herein shall have the meaning given to them in, and shall be used as they are used in, the Guaranty.

     IN WITNESS WHEREOF, the undersigned has caused this Confirmation to be duly executed and delivered to the Banks as of the 20th day of June, 1994.


                                          1st FRANKLIN CORPORATION

                                       By:     A. Roger Guimond
                                            Vice President and CFO